--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                    PRINCIPAL
                                   RETURN FUND
                            SECURITY AND GROWTH FUND
--------------------------------------------------------------------------------

               CLASSIC SERIES | ANNUAL REPORT | NOVEMBER 30, 2001

                           [LOGO OF SBMF] Smith Barney
                                          Mutual Funds
                 Your Serious Money Professionally Managed.(TM)

            NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Principal Return Fund - Security and Growth Fund ("Fund") for the year ended November 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

[PHOTO]                [PHOTO]

HEATH B. MCLENDON      JOHN G. GOODE
Chairman               Vice President and
                       Investment Officer

Performance Update

During the fiscal year ended November 30, 2001, the Fund returned 9.60%.(1) In comparison, the Russell 2000 Index(2) and the Lehman Brothers Intermediate Term Government Bond Index(3) returned 4.82% and 10.87%, respectively, for the same period. (Past performance is not indicative of future results.)

The equity segment of the account ended the year at 59% of assets; zero-coupon bonds(4) and cash accounted for the remainder. The zero-coupon bonds mature in August, 2005, and are sufficient to return investors' original capital in the unlikely event that all equities in the Fund became worthless. Both the bond and common stock holdings contributed to the positive gains in the Fund during the last year. We estimate that the bond segment appreciated 12.30% and the equity component appreciated 10.90%. Our cash positions during the year caused the blended return to be 9.60%.

At fiscal year-end the U.S. Treasury Strips(5) (maturing 8/15/05) accounted for 40.7% of the Fund's portfolio. These bonds are held in the account to assure that 100% of original capital investments in 1995 will be available in August, 2005 even if all equity investments became worthless, which is a highly unlikely event.

-----------
(1) The investment return cited does not reflect sales charges because the minimum initial sales charge of 4.00% was only applicable during the Fund's initial offering.

(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

(3) The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency securities. Please note that an investor cannot invest directly in an index.

(4) Zero-coupon bonds are bonds sold at a substantial discount and which do not pay periodic interest payments.

(5) A strip bond is bond separated into its two components: periodic interest payments and principal repayment. Each of the interest payments and the principal repayment are stripped apart by a brokerage firm and sold individually as zero-coupon securities.


        1   Security and Growth Fund | 2001 Annual Report to Shareholders

Investment Strategies and Asset Allocation in Last Fiscal Year

Lower interest rates helped the performance in the zero-coupon bond segment of the account. Even though the remaining life of the zero-coupon bonds is about 4 years, the U.S. Federal Reserve Board, under Chairman Alan Greenspan, reduced short-term interest rates 10 times in the just-completed fiscal year. This was the primary factor that generated appreciation in the bond segment of the portfolio.

On the equity side, most investments were in smaller and mid-cap companies. Although the leading market indices were under pressure, many small- and mid-cap companies did better than the market in the last year. Our emphasis on these types of companies was an important reason for our positive absolute and relative performance.

There were two periods during the year when the overall stock market reached deeply oversold levels. One was in March and the other was in late September subsequent to the terrorist attacks on September 11th. These periods were used to initiate positions or increase positions already in the Fund.

In early 2000, the Fund went on a technology-free diet and we actively "harvested" positions in the first calendar quarter of the year. During the current fiscal year, the technology positions in the account were built back up as many stocks in the sector had declined 70-90% from their highs.

Although it was a difficult year for many energy stocks, later in the year many reached levels that represented compelling values. We used this to add to positions at a PEG ratio well under 1. ("PEG" stands for P/E-to-growth rate and we have found this to be a useful tool in making purchases for the Fund.(6))

It is widely believed that major breakthroughs in healthcare products and treatments will occur over the next ten years. For this reason, we have several biotechnology companies in the Fund that have potential drugs in late stage trials. Generally speaking, our healthcare-biotechnology holdings performed well during the year.

We added a number of positions in technology. Solectron, Agilent Technologies, S1 Corp., RealNetworks, LSI Logic, Nokia, Agere Systems, Micromuse, and Lattice Semiconductor were important additions during the year. In late

-----------
(6) The P/E ratio is the price of a stock divided by its earnings per share.


      2   Security and Growth Fund | 2001 Annual Report to Shareholders

September we added to our position in Carnival Corp. Carnival is a leader in the cruise ship business and its shares were unusually depressed in the wake of the September 11th attacks. In healthcare, Schering Plough, Enzo Biochem, United American Healthcare, XOMA, and ICN Pharmaceuticals were either new positions or significant additions during the last year. In energy, BJ Services, a leader in pressure pumping, became our largest holding in the sector. We also added to our position in Anadarko Petroleum and initiated one in equitable resources. We believe prospects are excellent for companies involved in natural gas production. Other significant purchases during the year were Vodafone, Concord Camera and Cable & Wireless.

Significant sales during the year were Aetna, Scottish Power, Numerical Technologies, Newmont Mining, Nextel, Fox Entertainment, CIT Financial, Transocean Sedco Forex, Kaiser Aluminum, Borland, First American Financial, Genuity, Albertsons, Schlumberger, Global Crossing, Avaya, Royal Group and Burlington Resources.

Market Outlook

The market has rebounded sharply since late September and we believe it may be ahead of itself. As such, we are tempering our buying in the near term. However, we believe that stock prices in the next 12 to 24 months will be higher. We also feel that small- and mid-cap companies will outperform larger companies by a substantial margin. If this happens, the equity segment of the Fund might continue to do well in both absolute and relative terms.

We believe the big changes in the 2001-2006 timeframe will be that overall market returns will be lower than in the 1995-2000 period and that above-average returns will come from different segments and sectors of the market. The current situation is analogous, in many ways, to the period just after the collapse of the original "Nifty 50" in 1974, 27 years ago. Although these larger capitalization stocks enjoyed a meaningful short-term recovery in early 1975, they dramatically underperformed many other asset classes for the next 5-7 years. We suspect the largest 50 companies within the Standard & Poor's 500 Index ("S&P 500 Index")(7) and Nasdaq Composite Index(8) may experience a similar fate in the next few years. All of this means that we believe your Fund is well-positioned for the type of market environment likely to prevail in the coming years.

-----------
(7) The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(8) The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.



        3   Security and Growth Fund | 2001 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Principal Return Fund -- Security and Growth Fund.

Sincerely,

/s/ Heath B. McLendon                   /s/ John G. Goode

Heath B. McLendon                       John G. Goode
Chairman                                Vice President and
                                        Investment Officer

December 14, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.


        4   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                    Net Asset Value
                   ------------------
                   Beginning     End      Income     Capital Gain      Total
Year Ended         of Year    of Year    Dividends   Distributions   Returns(1)
--------------------------------------------------------------------------------
11/30/01            $ 9.92     $10.24      $0.29        $0.34           9.60%
--------------------------------------------------------------------------------
11/30/00              9.56       9.92       0.39         3.40          43.74
--------------------------------------------------------------------------------
11/30/99              8.73       9.56       0.31         0.00          13.47
--------------------------------------------------------------------------------
11/30/98             10.12       8.73       0.28         0.08         (10.43)
--------------------------------------------------------------------------------
11/30/97             10.22      10.12       0.03         1.75          16.42
--------------------------------------------------------------------------------
11/30/96             10.68      10.22       0.62         0.99          11.15
--------------------------------------------------------------------------------
3/30/95* - 11/30/95   9.60      10.68       0.00         0.14          12.70+
================================================================================
Total                                      $1.92        $6.70
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                  Without            With
                                              Sales Charges(1)  Sales Charges(2)
================================================================================
Year Ended 11/30/01                                 9.60%             N/A
--------------------------------------------------------------------------------
Five Years Ended 11/30/01                           13.27             N/A
--------------------------------------------------------------------------------
3/30/95* through 11/30/01                           13.56            12.86%
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                            Without
                                                       Sales Charges(1)
================================================================================
3/30/95* through 11/30/01                                  133.53%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00% which was applicable only during the initial offering period.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*    Commencement of operations.


        5   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------


                   Growth of $10,000 Invested in Shares of the
               Security and Growth Fund vs. Russell 2000 Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                           March 1995 -- November 2001

                          [BAR CHART REPRESENTED HERE]

                                          Lehman Brothers
                  Security and Growth    Intermediate Term       Russell 2000
                          Fund         Government Bond Index        Index
                  -------------------  ---------------------     ------------
3/30/95                  9,600                10,000                10,000
11/95                   10,819                10,877                11,963
11/96                   12,025                11,493                13,938
11/97                   14,000                12,214                17,201
11/98                   12,540                13,306                16,062
11/99                   14,229                13,466                18,579
11/00                   20,454                14,798                19,488
11/2001                 22,418                16,407                20,427


+ Hypothetical illustration of $10,000 invested in shares of the Fund on March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2001. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. government Treasury and agency securities. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


        6   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 2001
--------------------------------------------------------------------------------
    SHARES                      SECURITY                              VALUE
================================================================================
COMMON STOCK -- 58.2%
Aerospace/Defense -- 1.4%
    44,200       Raytheon Co.*                                     $1,448,434
--------------------------------------------------------------------------------
Basic Materials -- 2.3%
   100,000       Allegheny Technologies, Inc.                       1,544,000
    85,500       RTI International Metals, Inc.+                      765,225
--------------------------------------------------------------------------------
                                                                    2,309,225
--------------------------------------------------------------------------------
Building/Construction -- 1.4%
   101,700       Clayton Homes, Inc.                                1,444,140
--------------------------------------------------------------------------------
Chemicals -- 6.2%
    57,000       The Dow Chemical Co.                               2,137,500
    67,000       Engelhard Corp.                                    1,872,650
    61,100       Rohm and Haas Co.                                  2,169,050
--------------------------------------------------------------------------------
                                                                    6,179,200
--------------------------------------------------------------------------------
Consumer Products and Services -- 0.6%
   127,230       Concord Camera Corp.+                                597,981
--------------------------------------------------------------------------------
Electronics - Semiconductor -- 4.2%
   150,000       Agere Systems Inc., Class A Shares+                  774,000
    25,000       Applied Materials, Inc.*+                            993,750
    20,000       Lattice Semiconductor Corp.+                         388,400
    60,000       LSI Logic Corp.+                                     975,000
    74,000       Solectron Corp.*+                                  1,087,800
--------------------------------------------------------------------------------
                                                                    4,218,950
--------------------------------------------------------------------------------
Energy -- 7.7%
    33,000       Anadarko Petroleum Corp.*                          1,712,700
    80,000       BJ Services Co.*+                                  2,228,800
    20,000       GlobalSantaFe Corp.                                  484,000
    10,000       Murphy Oil Corp.                                     719,100
    42,500       USX - Marathon Group                               1,164,500
    97,700       Varco International, Inc.+                         1,382,455
--------------------------------------------------------------------------------
                                                                    7,691,555
--------------------------------------------------------------------------------
Financial Services -- 4.9%
    40,700       Countrywide Credit Industries, Inc.*               1,728,936
    40,700       Equifax Inc.                                       1,013,023
    30,500       Federal Agricultural Mortgage Corp.,
                   Class C Shares+                                  1,389,580
    20,000       J.P. Morgan Chase & Co.                              754,400
--------------------------------------------------------------------------------
                                                                    4,885,939
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       7   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 2001
--------------------------------------------------------------------------------
    SHARES                      SECURITY                              VALUE
================================================================================
Healthcare -- 8.7%
    63,500       Aphton Corp.+                                    $ 1,095,375
    50,000       Bentley Pharmaceuticals, Inc.+                       445,000
    62,500       Enzo Biochem, Inc.+                                1,398,750
    20,000       ICN Pharmaceuticals, Inc.*                           595,600
    85,000       Schering-Plough Corp.                              3,037,050
   260,000       United American Healthcare Corp.+                  1,320,800
   100,000       XOMA Ltd.+                                           862,000
--------------------------------------------------------------------------------
                                                                    8,754,575
--------------------------------------------------------------------------------
Insurance -- 1.2%
    70,000       The First American Corp.*                          1,249,500
--------------------------------------------------------------------------------
Leisure -- 6.9%
   100,000       Callaway Golf Co.*                                 1,595,000
    86,600       Carnival Corp.*                                    2,261,126
    98,000       Hasbro, Inc.*                                      1,612,100
    81,400       Mattel, Inc.                                       1,498,574
--------------------------------------------------------------------------------
                                                                    6,966,800
--------------------------------------------------------------------------------
Real Estate -- 0.7%
    25,500       The St. Joe Co.                                      691,305
--------------------------------------------------------------------------------
Technology -- 5.7%
    30,000       Adobe Systems Inc.*                                  962,400
    38,000       Agilent Technologies, Inc.*+                       1,036,260
    30,000       Electronics for Imaging, Inc.+                       658,200
     7,000       Honeywell International Inc.                         231,980
    68,000       Lucent Technologies Inc.+                            497,760
    35,000       Micromuse Inc.+                                      555,800
   140,000       RealNetworks, Inc.+                                  921,200
    60,000       S1 Corp.+                                            890,400
--------------------------------------------------------------------------------
                                                                    5,754,000
--------------------------------------------------------------------------------
Telecommunications -- 6.3%
   200,000       Cable & Wireless PLC                                 948,361
    20,000       Mobile Telesystems, Sponsored ADR+                   711,800
    25,000       Motorola, Inc.                                       416,000
    56,000       Nippon Telegraph and Telephone Corp.,
                   Sponsored ADR                                    1,122,800
    35,000       Nokia Oyj, Sponsored ADR                             805,350
    45,500       PT Indosat (Persero) Tbk, Sponsored ADR              367,185
    35,000       Vodafone Group PLC, Sponsored ADR*                   886,900
    70,000       WorldCom, Inc. - WorldCom Group*+                  1,017,800
--------------------------------------------------------------------------------
                                                                    6,276,196
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $51,701,753)                               58,467,800
================================================================================

                       See Notes to Financial Statements.


       8   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 2001
--------------------------------------------------------------------------------
    SHARES                      SECURITY                              VALUE
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.9%
Technology -- 0.9%
    150,000  DECS Trust IV, 7.00% Exchangeable
             (Cost -- $990,394)                                 $       877,500
================================================================================
     FACE
    AMOUNT                      SECURITY                              VALUE
================================================================================
U.S. TREASURY STRIPS -- 40.7%
$47,000,000  U.S. Treasury Strip, zero coupon due 8/15/05
             (Cost -- $35,957,546)                                   40,948,280
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
    208,000  J.P. Morgan Chase & Co., 2.050% due 12/3/01; Proceeds
               at maturity -- $208,036; (Fully collateralized by
               U.S. Treasury Strips and Notes, 0.000% to 5.750%
               due 4/30/03 to 8/15/28;
               Market value -- $212,163) (Cost -- $208,000)             208,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $88,857,693**)                               $100,501,580
================================================================================

*    All or a portion of this security is on loan (See Note 6).

+    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


      9   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost--$88,857,693)                     $ 100,501,580
   Cash                                                                      5
   Collateral for securities on loan (Note 6)                       19,126,174
   Dividends and interest receivable                                    91,980
--------------------------------------------------------------------------------
   Total Assets                                                    119,719,739
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 6)                          19,126,174
   Distribution fees payable                                            59,882
   Management fee payable                                               44,775
   Payable for Fund shares purchased                                     9,122
   Accrued expenses                                                     72,872
--------------------------------------------------------------------------------
   Total Liabilities                                                19,312,825
--------------------------------------------------------------------------------
Total Net Assets                                                  $100,406,914
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      9,809
   Capital paid in excess of par value                              83,596,475
   Undistributed net investment income                               2,359,337
   Accumulated net realized gain from security
        transactions and options                                     2,797,406
   Net unrealized appreciation of investments                       11,643,887
--------------------------------------------------------------------------------
Total Net Assets                                                  $100,406,914
================================================================================
Shares Outstanding                                                   9,809,408
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                                  $10.24
================================================================================

                       See Notes to Financial Statements.

      10   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $ 2,825,966
   Dividends                                                           807,211
   Less: Foreign withholding tax                                        (3,378)
--------------------------------------------------------------------------------
   Total Investment Income                                           3,629,799
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                             524,410
   Distribution fees (Note 2)                                          262,205
   Shareholder and system servicing fees                               129,162
   Audit and legal                                                      43,537
   Shareholder communications                                           22,730
   Trustees' fees                                                       18,267
   Custody                                                               7,988
   Other                                                                 5,756
--------------------------------------------------------------------------------
   Total Expenses                                                    1,014,055
--------------------------------------------------------------------------------
Net Investment Income                                                2,615,744
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 5):
   Realized Gain From:
     Security transactions (excluding short-term securities)         2,020,966
     Options purchased                                                 622,001
     Options written                                                   397,852
--------------------------------------------------------------------------------
   Net Realized Gain                                                 3,040,819
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               7,716,591
     End of year                                                    11,643,887
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           3,927,296
--------------------------------------------------------------------------------
Net Gain on Investments and Options                                  6,968,115
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $9,583,859
================================================================================

                       See Notes to Financial Statements.


      11   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------
                                                     2001            2000
================================================================================
OPERATIONS:
  Net investment income                        $  2,615,744     $  2,957,893
  Net realized gain                               3,040,819       29,611,162
  Increase in net unrealized appreciation         3,927,296        3,093,610
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations          9,583,859       35,662,665
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                          (2,940,407)      (3,530,353)
  Net realized gains                             (3,400,830)     (27,066,164)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                  (6,341,237)     (30,596,517)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   12,499           45,740
  Net asset value of shares issued
    for reinvestment of dividends                 6,127,650       29,456,735
  Cost of shares reacquired                     (11,309,024)     (20,912,551)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
  Fund Share Transactions                        (5,168,875)       8,589,924
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                (1,926,253)      13,656,072

NET ASSETS:
  Beginning of year                             102,333,167       88,677,095
--------------------------------------------------------------------------------
  End of year*                                 $100,406,914     $102,333,167
================================================================================
* Includes undistributed net investment
     income of:                                  $2,359,337       $2,684,000
================================================================================

                       See Notes to Financial Statements.

      12   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions


       13   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended November 30, 2001, the Fund paid transfer agent fees of $116,796 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended November 30, 2001, SSB and its affiliates received $4,170 in brokerage commissions.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.


      14   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the year ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $55,392,641
--------------------------------------------------------------------------------
Sales                                                               60,923,955
================================================================================

At November 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $15,366,093
Gross unrealized depreciation                                       (3,722,206)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $11,643,887
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-


      15   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred in the Fund during the year ended November 30, 2001:

                                                       Number of
                                                       Contracts      Premiums
--------------------------------------------------------------------------------
Options written, outstanding at November 30, 2000          300       $ 164,545
Options written                                          3,192         520,621
Options cancelled in closing purchase transactions      (3,192)       (532,321)
Options expired                                           (300)       (152,845)
--------------------------------------------------------------------------------
Options written, outstanding at November 30, 2001           --       $       0
--------------------------------------------------------------------------------

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


      16   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At November 30, 2001, the Fund loaned common stocks having a value of $18,242,344 and held the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  J.P. Morgan Chase & Co., 2.09% due 12/3/01                       $ 3,076,121
  Wells Fargo Bank, N.A., 2.14% due 12/3/01                          7,980,321

Floating Rate Certificate of Deposit:
  First Union Securities, Inc., 2.20% due 2/6/02                       375,918

Floating Rate Notes:
  American Express Co., 2.07% due 11/14/02                             843,504
  First Union Securities, Inc., 4.07% due 5/21/02                    1,026,833

Tri-Party Repurchase Agreement:
  UBS PaineWebber Inc., 2.15% due 12/3/01                            5,823,477

--------------------------------------------------------------------------------
Total                                                              $19,126,174
================================================================================

Income earned by the Fund from securities loaned for the year ended November 30, 2001 was $23,363.

7. Shares of Beneficial Interest

At November 30, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                       Year Ended              Year Ended
                                    November 30, 2001       November 30, 2000
================================================================================
Shares sold                                1,214                    4,460
Shares issued on reinvestment            592,427                2,876,493
Shares reacquired                     (1,099,684)              (1,839,398)
--------------------------------------------------------------------------------
Net Increase (Decrease)                 (506,043)               1,041,555
--------------------------------------------------------------------------------


       17   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

                                                  2001        2000       1999        1998        1997
=====================================================================================================
Net Asset Value, Beginning of Year               $9.92       $9.56      $8.73      $10.12      $10.22
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.27        0.30       0.36        0.32        0.28
  Net realized and unrealized gain (loss)         0.68        3.85       0.78       (1.35)       1.40
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.95        4.15       1.14       (1.03)       1.68
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.29)      (0.39)     (0.31)      (0.28)      (0.03)
  Net realized gains                             (0.34)      (3.40)       --        (0.08)      (1.75)
-----------------------------------------------------------------------------------------------------
Total Distributions                              (0.63)      (3.79)     (0.31)      (0.36)      (1.78)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $10.24       $9.92      $9.56       $8.73      $10.12
-----------------------------------------------------------------------------------------------------
Total Return                                      9.60%      43.74%     13.47%     (10.43)%     16.42%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                $100        $102        $89        $123        $204
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.97%       0.96%      0.92%       0.94%       0.92%
  Net investment income                           2.49        2.91       3.23        2.88        2.62
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             54%         55%        31%         23%         20%
=====================================================================================================


       18   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Security and Growth Fund of Smith Barney Principal Return Fund ("Fund") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                /s/ KPMG LLP
New York, New York
January 14, 2002


      19   Security and Growth Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 2001:

      o A corporate dividends received deductions of 7.96%.

      o Total long-term capital gain distributions paid of $2,887,450.

A total of 64.04% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.



      20   Security and Growth Fund | 2001 Annual Report to Shareholders

SECURITY AND
GROWTH FUND

TRUSTEES

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon,
  Chairman
Jerome Miller
Ken Miller
John F. White, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Fund
  Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Security and Growth Fund
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Principal Return Fund -- Security and Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SECURITY AND GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

SALOMON SMITH BARNEY
--------------------------------------------------------------------------------
A member of citigroup [ART]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD1052 1/02